LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premium) (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Year ending December 31, 2018	$ 51,752
Year ending December 31, 2019	548,879
Year ending December 31, 2020	870,116
Year ending December 31, 2021	1,148,392
Year ending December 31, 2022	0
Over 2022	1,000,000
Total long-term debt	$ 3,619,139	$ 3,821,519